Exhibit 10.5

BILL OF SALE AND INTELLECTUAL PROPERTY ASSIGNMENT

AND

GRANT-BACK LICENSE

AGREEMENT

This Bill of Sale and Intellectual Property Assignment and Grant-Back License Agreement (“this Assignment”) is entered into on the Closing Date by and between:

Schlumberger Technology Corporation, a Texas corporation, (“US Purchaser”), Schlumberger Canada Limited, a Canadian entity, (“Canadian Purchaser”) and Schlumberger B.V., an entity organized under the laws of the Netherlands (“Overseas Purchaser”) and

Enviro Voraxial Technology, Inc., an Idaho corporation and Florida Precision Aerospace, Inc., a Florida corporation (collectively “Sellers”).

Whereas, US Purchaser, Canadian Purchaser, and Overseas Purchaser and Sellers entered into that certain Technology Purchase Agreement (“the TPA”) on March __, 2017; and

Whereas, Article 2 of the TPA outlines US Purchaser’s, Canadian Purchaser’s, and Overseas Purchaser’s and Sellers’ rights and obligations with respect to the Purchased Assets, including the Purchased Intellectual Property.

Now therefore, pursuant to the TPA and in consideration of the promises and the mutual covenants of the parties set forth in the TPA and herein, US Purchaser, Canadian Purchaser, and Overseas Purchaser and Sellers, intending to the legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1         All terms used but not defined herein have the meanings set forth in the TPA. The following definitions from the TPA are reproduced below for ease of reference, and do not, and are not meant to, vary the definitions in the TPA. In case of conflict the definitions in the TPA control.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

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“Business” means the businesses of Sellers related to phase or constituent sensing or separation (e.g., liquid-liquid, liquid-solid or liquid-gas separation and gas or liquid sensing), including all product lines and services related thereto and including the Voraxial product line and services.

“Documents” means any and all files, documents, instruments, computer programs on a tangible medium, papers, books, reports, records, tapes, microfilms, templates, vendor lists, supply-chain documents, photographs, letters, budgets, forecasts, ledgers, journals, customer lists, regulatory filings, operating data and plans, technical documentation (e.g., design specifications, engineering files, functional requirements, operating instructions, source code, logic manuals, flow charts), user documentation (e.g., installation guides, user manuals, training materials, release notes, working papers), marketing documentation (e.g., sales brochures, flyers, pamphlets, web pages, etc.), and other similar materials, in each case whether or not in electronic form.

“Lien” means any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, proxy, voting trust or agreement, bond-holder rights, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

“Oil-and-Gas Market” means a market related to the exploration, drilling, production, processing, separation, transportation, distribution or refining of hydrocarbons, including the entirety of the upstream, midstream and downstream petroleum and natural-gas markets.

“Purchased Intellectual Property” means all intellectual property rights (including the right to sue and collect past damages for infringement or misappropriation thereof) owned by, used by, or assigned to Sellers in connection with the Business and arising from or in respect of the following, whether protected, created or arising under the laws of the United States or any other jurisdiction:

(i)      all patents and patent applications (whether active, expired or abandoned) worldwide, including continuations, divisionals, counterparts, continuations-in-part, or reissues of patent applications and patents issuing thereon or related thereto (collectively, “Patents”),

(ii)     all trademarks, service marks, trade names, service names, brand names, trade dress rights, logos, internet domain names and corporate names and general intangibles of a like nature, together with the goodwill associated with any of the foregoing, and all applications, registrations and renewals thereof, (collectively, “Marks”).

(iii)    all copyrights (and, if any, registrations and applications therefor), works of authorship and mask work rights (collectively, “Copyrights”).

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(iv)   all confidential Technology and other proprietary and confidential information in possession of Sellers used in connection with the Business (collectively, “Trade Secrets”), and

(v)    all Software and non-confidential Technology in possession of Sellers used in connection with the Business.

“Sellers” means Enviro Voraxial Technology, Inc. and Florida Precision Aerospace, Inc., both collectively and each individually.

“Software” means any and all (i) computer programs, including any and all software implementations of algorithms, firmware, networking protocols, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (iii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, (iv) screens, user interfaces, report formats, development tools, templates, menus, buttons, icons and other elements related to human-machine interfaces, and (v) all documentation including user manuals and other training documentation related to any of the foregoing.

“Technology” means all discoveries, concepts, designs, drawings, formulae, algorithms, procedures, compositions, methods, databases, techniques (including manufacturing and production processes and techniques), ideas, know-how, show-how, research and development, technical data, programs, subroutines, specifications, technical information, commercial information (e.g., customer lists, supplier lists, supply-chain information, pricing and cost information, and business and marketing plans and proposals) processes, inventions (whether patentable or unpatentable and whether or not reduced to practice), creations, improvements, works of authorship and other similar materials, and all recordings, graphs, drawings, reports, analyses, and other writings, and other tangible embodiments of the foregoing, in any form whether or not specifically listed herein, and all related technology.

ARTICLE II

ASSIGNMENT

2.1           Subject to the terms and conditions of the TPA, Sellers, as of the Closing Date, for good and valuable consideration, the receipt of sufficiency of which is hereby acknowledged, hereby sell, assign, grant, and conveys, free and clear of all Liens, all of Sellers’ right tide and interest in the Purchased Assets (which includes Purchased Intellectual Property but which excludes the Excluded Assets) to the US Purchaser, Canadian Purchaser, and Overseas Purchaser to their own use and benefit, forever: as follows:

●	To US Purchaser, all U.S. rights in and to the Purchased Assets.

●	To Canadian Purchaser, all Canadian rights in and to the Purchased Assets.

●	To Overseas Purchaser, all other rights in and to the Purchased Assets.

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2.2           For Purchased Assets that are Purchased Intellectual Property, Sellers’ foregoing assignment pursuant to Section 2.1 includes, but is not limited to:

a.	the Patents set forth on Schedule 2.2(a) of this Assignment;

b.	with respect to the Patents assigned under Section 2.1 or Section 2.2(a), the right to:

	i.	the invention claimed therein;

	ii.	all letters patents that may be granted thereon;

	iii.	all reissues, reexaminations, continuations, counterparts continuations-in-part, divisional and extensions thereof; and

	iv.	apply for any patents, file any patent applications or claim priority based thereon, under the provisions of any law, convention or treaty; and

c.	the rights to the registered Marks set forth on Schedule 2.2(c), including the goodwill of the business associated therewith and symbolized thereby.

For the avoidance of doubt, Section 2.2 merely sets forth certain Purchased Intellectual Property and rights thereto assigned pursuant to Section 2.1 and are not limiting.

2.3               The assignments in Section 2.1 and Section 2.2 are complete and undivided, and include the right (a) in and to all income, royalties, damages, claims and payments now or hereafter due or payable with respect thereto, and (b) to sue or otherwise bring or maintain, worldwide, any action, whether pending or uninitiated, for any past, present or future infringement of, breach of obligation regarding, or misappropriation of the Purchased Intellectual Property and the right to collect and receive all benefits and damages therefrom.

2.4               Sellers agree that they shall, upon the request of and at the expense of US Purchaser, Canadian Purchaser, and Overseas Purchaser, or any Affiliate thereof:

a.	execute any documents necessary to secure, maintain or enforce US Purchaser’s, Canadian Purchaser’s, or Overseas Purchaser’s rights in the Purchased Intellectual Property; and

b.	cooperate, in good faith with the US Purchaser, Canadian Purchaser, or Overseas Purchaser, including joining a suit if necessary, to effectuate and enforce US Purchaser’s, Canadian Purchaser’s, and Overseas Purchaser’s rights in the Purchased Intellectual Property.

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ARTICLE III

Grant-Back License

3.1           US Purchaser hereby grants to Enviro Voraxial Technology, Inc., starting on the Closing Date, the following rights:

a.	a non-exclusive, royalty-free license (nontransferable, but sublicensable to Sellers’ Affiliates) to, in the U.S., make, use, sell, offer for sale, and import products and processes embodying the Purchased Intellectual Property outside the Oil-and-Gas Market; and

b.	a non-exclusive, royalty-free license (nontransferable, but sublicensable to Sellers’ Affiliates) to, in the U.S., make, use, sell, offer for sale, and import products and processes embodying the Purchased Intellectual Property in the Oil-and-Gas Market, but only to the extent necessary to:

	i.	repair or service, but not remanufacture, any goods incorporating the Purchased Intellectual Property that Sellers sold to third Persons prior to Closing or on or after Closing in accordance section 3.1(b)(ii) below; or

	ii.	fulfill, on or after Closing, any obligation identified in Schedule 5.6(j) to deliver goods incorporating the Purchased Intellectual Property;

c.	a right to, in the U.S., use any tangible copies of the Documents or Technology assigned to Purchasers that remain in Sellers’ possession, but solely for the purpose of effecting Sellers’ rights described in Sections 3.1(a) and 3.1(b) above;

d.	to the extent the Purchased Intellectual Property is a Copyright, a nonexclusive, royalty-free license (nontransferable, but sublicensable to Sellers’ Affiliates) to, in the U.S., copy and make derivative works, but solely for the purpose of effecting Sellers’ rights described in Section 3.1(a) and 3.1(b) above; and

e.	a non-exclusive, royalty tree license to, in the U.S., use the Marks in commerce for a period of six-months immediately after the Closing Date, but only to the extent necessary to 1) facilitate Sellers’ transition to new trademarks and 2) to further Sellers’ rights under Sections 3.1(a) and 3.1(b).

3.2          Canadian Purchaser hereby grants to Enviro Voraxial Technology, Inc., starting on the Closing Date, the following rights:

a.	a non-exclusive, royalty-free license (nontransferable, but sublicensable to Sellers’ Affiliates) to, in Canada, make, use, sell, offer for sale, and import products and processes embodying the Purchased Intellectual Property outside the Oil-and-Gas Market; and

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b.	a non-exclusive, royalty-free license (nontransferable, but sublicensable to Sellers’ Affiliates) to, in Canada, make, use, sell, offer for sale, and import products and processes embodying the Purchased Intellectual Property in the Oil-and-Gas Market, but only to the extent necessary to:

	i.	repair or service, but not remanufacture, any goods incorporating the Purchased Intellectual Property that Sellers sold to third Persons prior to Closing or on or after Closing in accordance section 3.2(b)(ii) below; or

	ii.	fulfill, on or after Closing, any obligation identified in Schedule 5.60 to deliver goods incorporating the Purchased Intellectual Property;

c.	a right to, in Canada, use any tangible copies of the Documents or Technology assigned to Purchasers that remain in Sellers’ possession, but solely for the purpose of effecting Sellers’ rights described in Sections 3.2(a) and 3.2(b) above;

d.	to the extent the Purchased Intellectual Property is a Copyright, a nonexclusive, royalty-free license (nontransferable, but sublicensable to Sellers’ Affiliates) to, in Canada, copy and make derivative works, but solely for the purpose of effecting Sellers’ rights described in Section 3.2(a) and 3.2(b) above; and

e.	a non-exclusive, royalty free license to, in Canada, use the Marks in commerce for a period of six-months immediately after the. Closing Date, but only to the extent necessary to 1) facilitate Sellers’ transition to new trademarks and 2) to further Sellers’ rights under Sections 3.2(a) and 3.2(b).

3.3.          Overseas Purchaser hereby grants to Enviro Voraxial Technology, Inc., starting on the Closing Date, the following rights:

a.	a non-exclusive, royalty-free license (nontransferable, but sublicensable to Sellers’ Affiliates) to, outside tire U.S. and Canada, make, use, sell, offer for sale, and import products and processes embodying the Purchased Intellectual Property outside the Oil-and-Gas Market; and

b.	a non-exclusive, royalty-free license (nontransferable, but sublicensable to Sellers’ Affiliates) to, outside the U.S. and Canada, make, use, sell, offer for sale, and import products and processes embodying the Purchased Intellectual Property in the Oil-and-Gas Market, but only to the extent necessary to:

	i.	repair or service, but not remanufacture, any goods incorporating the Purchased Intellectual Property that Sellers sold to third Persons prior to Closing or on or after Closing in accordance section 3.3(b)(ii) below; or

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	ii.	fulfill, on or after Closing, any obligation identified in Schedule 5.6(j) to deliver goods incorporating the Purchased Intellectual Property;

c.	a right to, outside the U.S. and Canada, use any tangible copies of the Documents or Technology assigned to Purchasers that remain in Sellers’ possession, but solely for the purpose of effecting Sellers’ rights described in Sections 3.3(a) and 3.3(b) above;

d.	to the extent the Purchased Intellectual Property is a Copyright, a nonexclusive, royalty-free license (nontransferable, but sublicensable to Sellers’ Affiliates) to, outside the U.S. and Canada, copy and make derivative works, but solely for the purpose of effecting Sellers’ rights described in Section 3.3(a) and 3.3(b) above; and

e.	a non-exclusive, royalty free license to, outside the U.S. and Canada, use the Marks in commerce for a period of six-months immediately after the Closing Date, but only to the extent necessary to 1) facilitate Sellers’ transition to new trademarks and 2) to further Sellers’ rights under Sections 3.2(a) and 3.2(b).

3.4                Except as expressly provided in Section 3.1, Section 3.2, and Section 3.3 above, Sellers retain no right to or to use the Purchased Assets (including the Marks), implied or otherwise.

3.5               Notwithstanding the foregoing or anything else in this Agreement, Sellers shall not exercise their rights under Section 3.1, Section 3.2, or Section 3.2 above if that exercise of their rights will or is likely to cause products or processes embodying the Purchased Intellectual Property to enter the Oil-and-Gas market, excluding any such entry pursuant to Section 3.1(b), 3.2(b), or 3.3(b).

ARTICLE IV

CONFIDENTIALITY

4.1.             Sellers shall take all reasonable measures to ensure the confidentiality and prevent the improper use of all Trade Secrets. To that end, Sellers, its future subsidiaries, and employees shall not disclose or use the Trade Secrets unless such disclosure or use is necessary to employ a right under a license granted to Seller pursuant to this Assignment. And, in the event of such disclosure or use, Seller shall ensure the receiving Person shall and can maintain, using at least a reasonable degree of care, the secrecy and police any improper use of the disclosed Trade Secrets.

4.2.              The covenants and undertakings contained in this Section 4.1 relate to matters which are of a special, unique and extraordinary character, and a violation or threatened violation of any of the terms of this Section 4.1 will cause irreparable injury to the US Purchaser, Canadian Purchaser, and Overseas Purchaser, the amount of which cannot be adequately compensated. Therefore, US Purchaser, Canadian Purchaser, or Overseas Purchaser will be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction in the event of any actual or threatened breach of this Section 4.1.

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The rights and remedies provided by this Section 4.1 are cumulative and in addition to any other rights and remedies which US Purchaser, Canadian Purchaser, or Overseas Purchaser may have hereunder or at law or in equity. In the event that US Purchaser, Canadian Purchaser, or Overseas Purchaser were to seek damages for any breach of this Section 4.1, the portion of the Purchase Price which is allocated by the parties to the foregoing covenant shall not be considered a measure of or limit on such damages.

ARTICLE V

GENERAL PROVISIONS

5.1                This Assignment shall be governed, construed and enforced in accordance with the laws of the State of Delaware, without regard to Delaware’s rules of conflicts of law.

5.2                The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within Harris County, Texas over any dispute arising out of or relating to this Assignment or any of the transactions contemplated hereby, and waive any claims a party may have regarding such court’s lack of personal jurisdiction over that party.

5.3                If any provision of this Assignment is held to be illegal or unenforceable, such provision shall be limited or eliminated to the minimum extent necessary so that the remainder of this Assignment will continue in full force and effect and be enforceable. The parties agree to negotiate in good faith an enforceable substitute provision for any invalid or unenforceable provision that most nearly achieves the intent of such provision.

5.4                No modification or amendment to this Assignment, nor any waiver of any rights, will be effective unless assented to in writing by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default.

5.5                This Assignment is entered into pursuant to the TPA, and the provisions herein should be interpreted in a manner consistent with the TPA. To the extent a provision of this Assignment conflicts with the TPA, the TPA controls. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in the construction or interpretation of this Assignment. As used in this Assignment, the words “include” and “including” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.”

5.6               This Assignment shall inure to the benefit of, and be binding on, the parties and their legal representatives, successors, and assigns.

5.7                This Assignment may be executed in counterparts or duplicate originals, both of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Assignment This Assignment may be executed by facsimile signatures and such signatures shall be deemed to bind each party as if they were original signatures.

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5.8           Except for the TPA and other contemporaneous agreements executed pursuant thereto, this Assignment contains the entire agreement between the Parties regarding the subject matter contained herein.

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IN WITNESS WHEREOF, the Parties have caused this Assignment to be signed by their duly authorized representatives:

Schlumberger Technology Corporation	Enviro Voraxial Technologies, Inc.

Signature	Signature

John Di Bella
Printed Name	Printed Name

President & CEO
Title	Title

5/31/17
Date	Date

Schlumberger Canada Limited	Florida Precision Aerospace, Inc.

Signature	Signature

John Di Bella
Printed Name	Printed Name

President & CEO
Title	Title

5/31/17
Schlumberger B.V.	Date

Signature

Printed Name

Title

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IN WITNESS WHEREOF, the Parties have caused this Assignment to be signed by their duly authorized representatives:

Schlumberger Technology Corporation	Enviro Voraxial Technologies, Inc.

Signature	Signature

Printed Name	Printed Name

Vice President
Title	Title

June 2, 2017
Date	Date

Schlumberger Canada Limited	Florida Precision Aerospace, Inc.

Signature	Signature

Printed Name	Printed Name

Title	Title

Date

Schlumberger B.V.

Signature

Printed Name

Title

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IN WITNESS WHEREOF, the Parties have caused this Assignment to be signed by their duly authorized representatives:

Schlumberger Technology Corporation	Enviro Voraxial Technologies, Inc.

Signature	Signature

Printed Name	Printed Name

Title	Title

Date	Date

Schlumberger Canada Limited	Florida Precision Aerospace, Inc.

Signature	Signature

Mark O’Byrne
Printed Name	Printed Name

President
Title	Title

Schlumberger B.V.	Date

Signature

Printed Name

Title

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Schlumberger Technology Corporation	Enviro Voraxial Technologies, Inc.

Signature	Signature

Printed Name	Printed Name

Title	Title

Date	Date

Schlumberger Canada Limited	Florida Precision Aerospace, Inc.

Signature	Signature

Printed Name	Printed Name

Tide	Title

Schlumberger B.V.	Date

Signature

Wim Janssens
Printed Name

Director
Title

31 May 2017

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Schedules 2.2(a) and (c)

Listing of Certain Intellectual Property

1.	Patents and Patent Applications

	a.	U.S. Patent No. 5,084,189 (expired; no patent assignment document required);
	b.	U.S. Patent No. 5,904,840;
	c.	U.S. Patent No. 6,248,231;
	d.	U.S. Patent No. 7,727,386;
	e.	U.S. Patent Appl. No. 13/153,951 (abandoned);
	f.	U.S. Patent Appl. No. 12/288,850 (abandoned);
	g.	U.S. Patent Appl. No. 14/216,748 (abandoned before publication);
	h.	U.S. Patent Appl. No. 14/216,864 (abandoned before publication);
	i.	U.S. Patent Appl. No. 15/588,132 (refiling of USSN 14/216,748); and
	j.	U.S. Patent Appl. No. 15/588,168 (refiling of USSN 14/216,864).

2.	Trademarks

	a.	Voraxial®, U.S. Trademark Registration No. 4036636, and U.S. Trademark Serial No. 76704144.
	b.	All unregistered U.S. trademark rights to the Voraxial trademark.

i

Schedule 5.6(j)

Existing Contract Orders

1.      None.

ii